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                                                                    Exhibit (23)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





IRT Property Company:



         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A Amendment No. 1 into the Company's previously filed Registration Statements File Nos. 33-65604, 33-66780, 33-51238, 33-59938, 33-64628, 33-64741 and 33-63523.



                              ARTHUR ANDERSEN LLP





Atlanta, Georgia
February 20, 1996